Basic and diluted loss per share	12 Months Ended
Jun. 30, 2025
Net loss per share* (Note 16)
Basic and diluted loss per share

16 Basic and diluted loss per share

As the Group incurred losses for the years ended June 30, 2025, 2024 and 2023, the potential ordinary shares including unvested shares of 25,308 (given effect of the Second Share Consolidation), nil and nil were anti-dilutive and excluded from the calculation of diluted net loss per share of the Company.

The table below presents the computation of basic and diluted net loss per shares for the years ended June 30, 2025, 2024 and 2023:

	Years Ended June 30,
	2025	2024	2023

Numerator:
Net loss for the period attributable to shareholders	(3,383,806)	(15,602,792)	(3,213,360)
Denominator:
Weighted-average number of ordinary shares, basic	885,796	862,293	637,050
Net loss per share attributable to shareholders, basic	(3.82)	(18.09)	(5.04)